UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2016

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into a Material Definitive Agreement.

On November 7, 2016, First United Corporation (the “Company”) entered into standby purchase agreements (each, a “Standby Purchase Agreement”) with with (i) Castle Creek Special Situations Advisors LLC, Castle Creek SSF-D Investors LP, Arch Investment Holdings I Ltd., May Clinic, Mayo Clinic Master Retirement Trust (collectively, the “Castle Creek Funds”) and (ii) Second Curve Vision Fund, L.P., Second Curve Vision Fund International, Ltd., Second Curve Opportunity Fund, L.P., Second Curve Partners, L.P., Second Curve Partners II, L.P., and Second Curve Partners International Ltd. (collectively, the “Second Curve Funds”).

The Castle Creek Funds have agreed, subject to there being sufficient shares available after purchases by shareholders in exercising their subscription rights in the Company’s proposed rights offering of common stock (the “Rights Offering”), to purchase from the Company, at the subscription price, the lesser of (a) up to an aggregate of $5.0 million in shares of the common stock that are not purchased by shareholders in the offering and (b) the maximum number of shares that they may purchase without causing an “ownership change” under Section 382(g) of the Internal Revenue Code of 1986, as amended (the “Code”). The Second Curve Funds, some of which are current shareholders, have committed to purchase up to $2.0 million in shares of the common stock through a combination of the exercise of their basic subscription privilege in the Rights Offering and, subject to there being sufficient shares available after purchases by shareholders in the Rights Offering, pursuant to the offer and sale contemplated by their Standby Purchase Agreements, provided that they will not purchase shares to the extent it would cause an “ownership change” under Section 382(g) of the Code. The exact number of shares to be purchased by each Standby Investor, if any, will be allocated after the closing of the Rights Offering.

In the Rights Offering, the Company intends to distribute to its shareholders non-transferable subscription rights entitling the holders thereof to purchase an aggregate of 783,626 shares of the Company’s common stock. The consummation of the sales of the Company’s common stock to the Standby Investors is conditioned on the completion of the Rights Offering and upon the number of unsubscribed shares available. The Company will not know the aggregate amount of common stock to be sold to the Standby Investors until the completion of the Rights Offering. Further information about the Rights Offering is provided in Item 8.01 of this report.

In the Standby Purchase Agreements, the Company agreed to file, within 90 days of the closing of the sales to the Standby Investors (the “Standby Offering”), a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), to register the resale of the shares purchased by the Standby Investors, to use commercially reasonable efforts to cause that resale registration statement to be declared effective by the Securities and Exchange Commission (the “SEC”) as soon as is practicable, and to maintain a current prospectus with respect to those shares until the earlier of the date on which (i) the Standby Investors sell or otherwise dispose of their shares, (ii) the shares may be sold by the Standby Investors pursuant to Rule 144 under the Securities Act and (iii) the shares are no longer issued and outstanding. The Company has agreed to pay the expenses associated with the resale registration statement.

2

The obligations of the Company and the Standby Investors to consummate the transactions contemplated by the Standby Purchase Agreements are subject to fulfillment of the following conditions:

•	The Company and the Standby Investors must have obtained all federal, state and other regulatory approvals required in connection with the transactions;

•	The Company must have received a letter from an independent accounting firm to the effect that, among other things, the transactions contemplated by the Standby Purchase Agreements will not cause the Company to undergo an “ownership change” for purposes of Section 382 of the Code;

•	No judgment, injunction, decree, regulatory proceeding or other legal restraint prohibits, or has the effect of rendering unachievable, the consummation of the offering or the material transactions contemplated by the Standby Purchase Agreements;

•	No stop order suspending the effectiveness of the registration statement of which this prospectus forms a part, or any part thereof, has been issued and no proceeding for that purpose has been initiated or threatened by the SEC; and any request of the SEC for inclusion of additional information in the registration statement or otherwise shall have been complied with;

•	The SEC shall have not suspended trading in our common stock, and the NASDAQ Global Select Market shall not have suspended trading in securities generally on The NASDAQ Global Select Market; and

•	The shares to be sold in the offering and to the standby investors shall have been authorized for listing on The NASDAQ Global Select Market (or such other exchange or market as our common stock is then listed).

The obligations of the Company to consummate the transactions contemplated by the Standby Purchase Agreements are further subject to the condition that the representations and warranties of the Standby Investors set forth in their Standby Purchase Agreements are true and correct in all material respects and the Standby Investors must have performed all of their respective obligations under the Standby Purchase Agreements.

The obligations of the Standby Investors to consummate the transactions contemplated by the Standby Purchase Agreements are further subject to the fulfillment of the following conditions:

•	The representations and warranties of the Company set forth in the Standby Purchase Agreement are true and correct in all material respects and the Company must have performed all of its obligations under the Standby Purchase Agreement; and

3

•	There has not been any material adverse effect with respect to the Company and the Company must not have breached its covenants under the Standby Purchase Agreement;

A Standby Purchase Agreement may be terminated under the following circumstances:

•	By a Standby Investor at any time prior to the sale of shares to the standby investor, by written notice to us, if (i) the Company experiences a “Material Adverse Effect” (as defined in the Standby Purchase Agreement) or (ii) a “Market Adverse Effect” (as defined in the Standby Purchase Agreement) has occurred that, in either case, is not cured within 21 days after the occurrence, but the right to terminate the Standby Purchase Agreement on such account will expire seven days after the expiration of the applicable cure period;

•	By the Company at any time prior to the closing of the sales contemplated by the Standby Purchase Agreements if we withdraw or terminate the offering because we determine that the consummation of the offering is not in the best interests of us and our shareholders.

•	By the Company, on the one hand, or a Standby Investor, on the other hand, at any time prior to the closing of the Standby Offering if the other party has materially breached the Standby Purchase Agreement and that breach remains uncured for 15 days after the non-breaching party has delivered written notice of the breach to the breaching party;

•	By the Company or a Standby Investor if the transactions contemplated by the Standby Purchase Agreements have not occurred prior to May 15, 2017; or

•	By the Company or a Standby Investor if the transactions contemplated by the Standby Purchase Agreements are prohibited by law.

Each of the Standby Purchase Agreements provides that the Company and the Standby Investor will pay their own expenses associated with the transactions contemplated by the Standby Purchase Agreement, except that the Company will be obligated to pay the reasonable actual out-of-pocket expenses of each Standby Investor, up to $25,000 per Standby Investor, if the Company terminates the Standby Purchase Agreements because the Company decides to terminate the Rights Offering.

The Standby Purchase Agreements require the Company, subject to certain customary exceptions, to indemnify and hold harmless each Standby Investor and its affiliated persons against all “Losses” (as defined in the Standby Purchase Agreement) to which they may become subject under the Securities Act or otherwise insofar as such Losses arise out of or are based upon, arising out of, or resulting from the Standby Purchase Agreement and its subject matter. Each Standby Investor agreed, subject to certain customary exceptions, to indemnify and hold harmless the Company and its affiliated persons against any Losses to which they may become subject as a result of any untrue statement or a material fact or any omission of any material fact required to be stated in the prospectus relating to the Rights Offering or the resale registration statement, its related prospectus and/or any related marketing material, or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing to the Company by such Standby Investor specifically for inclusion in those documents or materials.

4

The shares of common stock to be sold and issued pursuant to the Standby Purchase Agreements will be offered and sold in reliance upon an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof and Regulation D promulgated thereunder. The Standby Purchase Agreements contemplated privately negotiated transactions that did not involve a general solicitation, and each of the Standby Investors is an “accredited investor” as defined in Regulation D.

The foregoing description of the Standby Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to such agreements, the form of which is filed herewith as Exhibit 10.1. This summary is intended to provide shareholders and investors with information regarding the terms of the Standby Purchase Agreements. The representations and warranties contained in the Standby Purchase Agreements are generally made to, and solely for the benefit of, the parties to the Standby Purchase Agreements. Certain representations and warranties in the Standby Purchase Agreements are made for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, shareholders and investors should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Standby Purchase Agreements. The representations and warranties contained in the Standby Purchase Agreements should only be read in conjunction with the other information that the Company makes publicly available in reports, statements, and other documents filed with the SEC.

Item 8.01. Other Events.

On November 7, 2016, the Company filed a Registration Statement on Form S-1 with the SEC to register 783,626 shares of common stock to be offered in its proposed Rights Offering (the “Registration Statement”). A copy of the Company’s press release announcing the Rights Offering is filed herewith as Exhibit 99.1.

In the Rights Offering, the Company expects to distribute to its shareholders, free of charge, non-transferable subscription rights to purchase shares of its common stock for a subscription price per share equal to 90% of the volume weighted average closing sales price of the common stock, as reported on The NASDAQ Global Select Market, for the 20 trading days immediately preceding the date on which the Registration Statement is declared effective, provided that in no event will the subscription price be less than $9.00 per share or greater than $11.93 per share. As discussed in in Item 1.01 of this report, the Standby Investors have agreed to purchase the lesser of (i) all shares of common stock not purchased by shareholders in the Rights Offering, and (ii) the maximum number of shares that they may purchase without causing an “ownership change” under Section 382(g) of the Code.

If all of the shares are sold in the Rights Offering and/or to the Standby Investors, the Company expects to realize gross proceeds of between approximately $7.1 million and $9.3 million from the transactions, depending on the subscription price. The Company intends to use the proceeds of the transactions, after paying its offering expenses, to offset the effects of its planned redemption of $10 million of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”) and its planned repayment of $10.8 million of outstanding junior subordinated debentures. The Company intends to consummate the redemption and repayment as soon as is practicable following the Rights Offering and Standby Offering, but its ability to do so is subject to the approval of the Board of Governors of the Federal Reserve System (the “Federal Reserve”) and the Company’s receipt of a cash dividend from First United Bank & Trust (the “Bank”) in the amount of approximately $13.0 million. The Federal Reserve has approved the planned redemption and repayment, subject to the condition that the Company sells at least $7.0 million in common stock in the Rights Offering and/or to the Standby Investors. The Bank’s ability to pay cash dividends is subject to limitations imposed by banking and corporate law. Accordingly, there can be no assurance that the Company will consummate our planned redemption and repayment.

5

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities. The completion of the Rights Offering remains subject to the satisfaction of certain conditions, and the Company reserves the right to terminate the Rights Offering at any time prior to the expiration date of the Rights Offering, including prior to the rights distribution or the commencement of the Rights Offering. The Registration Statement includes a preliminary prospectus relating to the Rights Offering from which certain information has been omitted as permitted by the SEC’s rules. After the Registration Statement has been declared effective by the SEC, a final prospectus will be filed with the SEC and be sent to shareholders as of the record date for the Rights Offering. The Company may also file other documents with the SEC regarding the Rights Offering and/or the Standby Offering. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED RIGHTS OFFERING. Investors and security holders will be able to obtain a free copy of the prospectus (if and when it becomes available) and other documents, once such documents are filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov.

This Current Report on Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not represent historical facts, but rather statements about management’s beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives. These statements are evidenced by terms such as “anticipate”, “estimate”, “should”, “expect”, “believe”, “intend”, and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. These risks and uncertainties include, but are not limited to, changes in general economic, market, or business conditions; changes in the financial condition and results of operations of the Company and its subsidiaries; changes in laws or regulations or policies of federal and state regulators and agencies; circumstances that might prevent or delay the consummation of the Rights Offering and/or the Standby Offering; and other circumstances beyond the Company’s control. Consequently, all of the forward-looking statements made in this report are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated will be realized, or if substantially realized, will have the expected consequences on the Company’s business or operations. For a discussion of the risks and uncertainties to which the Company is subject, see the section of the periodic reports that the Company files with the SEC entitled “Risk Factors”.

6

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

The exhibits furnished with this report are listed in the Exhibit Index which immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: November 7, 2016	By:	/s/ Carissa L. Rodeheaver
Carissa L. Rodeheaver
Chairman, President & CEO

7

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Standby Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed on November 7, 2016)
99.1	Press release dated November 7, 2016 (filed herewith)

8